STRIVE 500 ETF Ticker Symbol: STRV	SUMMARY PROSPECTUS November 30, 2023 (as amended January 9, 2024)
Listed on New York Stock Exchange	www.strivefunds.com/strv

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Prospectus and SAI, each dated November 30, 2023 (as supplemented December 8, 2023), are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at www.strivefunds.com/strv. You can also get this information at no cost by calling 215-882-9983.

INVESTMENT OBJECTIVE
Strive 500 ETF (the “Fund”) seeks to track the total return performance, before fees and expenses, of an index composed of U.S.-listed large cap equity securities.
FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table or example below.
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)1

Management Fee	0.0545%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.0545%
1The Fund’s investment advisory agreement provides that the Fund’s investment adviser will pay substantially all expenses of the Fund, except for the fee payment under the Fund’s Investment Advisory Agreement, payments under the Fund’s Rule 12b-1 Distribution and Service Plan, brokerage expenses, acquired fund fees and expenses, taxes, interest (including borrowing costs), litigation expense and other non-routine or extraordinary expenses. Additionally, the Fund shall be responsible for its non-operating expenses, and fees and expenses associated with the Fund’s securities lending program, if applicable.
EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:	Five Years:	Ten Years:
$6	$18	$31	$70
PORTFOLIO TURNOVER
The Fund may pay transaction costs, including commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal period ended July 31, 2023, the portfolio turnover rate for the Fund was 3% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The Fund’s Investment Strategy
The Fund seeks to track the investment results of the Solactive GBS United States 500 Index (the “Index”), which is a float-adjusted, capitalization weighted index consisting of equity securities of the 500 largest companies in the U.S. stock market.
Securities are first screened for inclusion in the “Index Universe.” The Index Universe is exclusively comprised of U.S. equity securities, listed on a U.S. exchange, and traded in U.S. Dollars.
To determine the Index components (each an “Index Component” and collectively, the “Index Components”) all equity securities in the Index Universe are sorted according to total market capitalization in descending order and ranked. The largest 500 securities are then selected as Index Components.
Each Index Component is subsequently assigned a weight based on its free float market capitalization. The weight represents the percentage amount of the Index Component as a percentage of the total Index. The Index is calculated as a total return index in U.S. dollars.
As of September 30, 2023, approximately 10% of the Index was comprised of technology companies. The Index Provider currently classifies securities within the Index utilizing the industry classification analysis of the North America Industry Classification System, which is a third party that is not affiliated with the Fund, the Adviser, the Sub-Adviser (as defined below) or the Index Provider. The components of the Index are likely to change over time.
The Index is normally rebalanced on a quarterly basis in February, May, August, and November.
Strive Asset Management, LLC (the “Sub-Adviser”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.
Under normal circumstances, substantially all of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in the component securities of the Index. The Sub-Adviser expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or higher.
The Fund will generally use a “replication” strategy to seek to achieve its investment objective, meaning the Fund will invest in all of the component securities of the Index in the same approximate proportions as in the Index, but may, when the Sub-Adviser believes it is in the best interests of the Fund, use a “representative sampling” strategy, meaning the Fund may invest in a sample of the securities in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole.
The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Index is concentrated.
PRINCIPAL RISKS
An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. More complete risk descriptions are set forth below under the heading “Additional Information About the Fund’s Principal Risks”.
Large Capitalization Companies Risk. Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better – or worse – than the stock market in general. These periods have, in the past, lasted for as long as several years. When large capitalization companies are out of favor, these securities may lose value or may not appreciate in line with the overall market. In addition, large capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology or consumer tastes, and also may not be able to attain the high growth rate of successful small companies, especially during extended periods of economic expansion.
Technology Sector Risk. The Fund will have exposure to companies operating in the technology sector. Technology companies, including information technology companies, may have limited product lines, financial resources and/or personnel. Technology companies typically face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights.
Investment Risk. When you sell your Shares of the Fund, they could be worth less than what you paid for them. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.
Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.
Concentration Risk. In following its methodology, the Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or group of industries. To the extent that the Index concentrates in the securities of issuers in a particular industry or group of industries, the Fund also may concentrate its investments to approximately the same extent. By concentrating its investments in an industry or group of industries, the Fund may face more risks than if it were diversified broadly over numerous industries or groups of industries. If the Index is not concentrated in a particular industry or group of industries, the Fund will not concentrate in a particular industry or group of industries.
Passive Investment Risk. The Fund is not actively managed and the Sub-Adviser will not sell any investments due to current or projected underperformance of the securities, industries or sector in which it invests, unless the investment is removed from the Index, sold in connection with a rebalancing of the Index as addressed in the Index methodology, or sold to comply with the Fund’s investment limitations (for example, to maintain the Fund’s tax status). The Fund will maintain investments until changes to its Index are triggered, which could cause the Fund’s return to be lower than if the Fund employed an active strategy.
Index Calculation Risk. The Index relies on various sources of information to assess the criteria of issuers included in the Index, including fundamental information that may be based on assumptions and estimates. Neither the Fund, the Adviser, the Sub-Adviser nor the Index Provider can offer assurances that the Index’s calculation methodology or sources of information will provide a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
Tracking Error Risk. As with all index funds, the performance of the Fund and its respective Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index.
ETF Risks.
•Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

•Premium-Discount Risk. The Shares may trade above or below their net asset value (“NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on the New York Stock Exchange (the “Exchange”) or other securities exchanges. The trading price of Shares may deviate significantly from NAV during periods of market volatility or limited trading activity in Shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price of the Shares.
•Cost of Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads.
•Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. In stressed market conditions, the liquidity of the Fund’s Shares may begin to mirror the liquidity of its underlying portfolio holdings, which can be less liquid than the Fund’s Shares, potentially causing the market price of the Fund’s Shares to deviate from its NAV. The spread varies over time for Shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size).
Index Rebalance Risk. Because the Index generally changes its exposure based on data that is analyzed in connection with a quarterly rebalance (a “Rebalance”), (i) the Index’s exposure may be affected by significant market movements at or around the time of a Rebalance that are not predictive of the market’s performance for any subsequent Rebalance and (ii) changes to the Index’s exposure may lag a significant change in the market’s direction (up or down) by as long as a quarter if such changes first take effect at or around the time of a Rebalance. Such lags between market performance and changes to the Index’s exposure may result in significant underperformance relative to the broader equity or fixed income market.
Limited Operating History Risk. The Fund is a recently organized management investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision. There can be no assurance that the Fund will grow to or maintain an economically viable size.
Geopolitical/Natural Disaster Risks. The Fund’s investments are subject to geopolitical and natural disaster risks, such as war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters, epidemics and/or pandemics, which may add to instability in world economies and volatility in markets. The impact may be short-term or may last for extended periods.
PERFORMANCE
Performance information is not provided below because the Fund has not yet been in operation for a full calendar year. When provided, the information will provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future. Performance information is available on the Fund’s website at www.strivefunds.com or by calling the Fund at (215) 882-9983.

INVESTMENT ADVISER

Investment Adviser:	Empowered Funds, LLC dba EA Advisers (“Adviser”)
Investment Sub-Adviser:	Strive Asset Management, LLC (“Sub-Adviser”)
PORTFOLIO MANAGERS
Matthew Cole, Chief Executive Officer and Chief Investment Officer of Strive and Jeffrey Sherman a Portfolio Manager of Strive, are each a co-Portfolio Manager of the Fund and are primarily responsible for the day-to-day management of the Fund. Mr. Cole has managed the Fund since its inception (September 2022) and Mr. Sherman has managed the Fund since June 2023.
SUMMARY INFORMATION ABOUT PURCHASES, SALES, TAXES, AND FINANCIAL INTERMEDIARY COMPENSATION
PURCHASE AND SALE OF FUND SHARES
The Fund issues and redeems Shares on a continuous basis only in large blocks of Shares (e.g., 10,000 Shares) called “Creation Units,” and only APs (typically, broker-dealers) may purchase or redeem Creation Units. Creation Units generally are issued and redeemed ‘in-kind’ for securities and partially in cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Once created, individual Shares generally trade in the secondary market at market prices that change throughout the day. Market prices of Shares may be greater or less than their NAV. In addition, if you purchase Shares through an employee benefit plan, the Sub-Adviser may make payments to the recordkeeper, broker/dealer, bank, or other financial institution or organization (each a “Financial Intermediary”) that provides shareholder recordkeeping or other administrative services to the plan as compensation for those services. These payments may create a conflict of interest by influencing your Financial Intermediary to make available the Fund over other investments. Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.
TAX INFORMATION
The Fund’s distributions generally are taxable to you as ordinary income, capital gain, or some combination of both, unless your investment is in an Individual Retirement Account (“IRA”) or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to federal income tax. You should consult your tax advisor about your specific tax situation.
PURCHASES THROUGH BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.